LOCALLY FUNDED AGREEMENT
BETWEEN
THE STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION
AND
CORKSCREW GROVE STEWARDSHIP DISTRICT

This is an Agreement between the STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION (hereinafter, "DEPARTMENT") and CORKSCREW GROVE STEWARDSHIP DISTRICT (hereinafter, "AGENCY") for the AGENCY to provide a deposit to the DEPARTMENT to support the construction of a wildlife crossing culvert under State Road 82 and raising the profile of the road (hereinafter, "PROJECT").

WITNESSETH

A. WHEREAS, the DEPARTMENT has agreed that the AGENCY may supplement the DEPARTMENT's construction contract (#T1865) to include the work listed below; and

B. WHEREAS, the AGENCY has requested the DEPARTMENT to include via this supplement the construction of a wildlife crossing into the on-going SR 82 widening project by raising the profile of road and adding a wildlife crossing culvert; and

C. WHEREAS the PROJECT will require certain utility relocations which are reimbursable to the utility owner for which the AGENCY hereby agrees to work directly with the utility owner and be responsible for all relocation costs; and

D. WHEREAS the DEPARTMENT and AGENCY desire to enter into this Locally Funded Agreement to set forth the terms and conditions upon which AGENCY shall provide funding for the PROJECT; and

E. WHEREAS, the AGENCY, by Resolution dated the 4TH day of AUGUST, 2025, a copy of which is attached hereto and made a part hereof as **Exhibit A** has authorized the Chairperson or Designee to enter into this Agreement. SEE 43RD ORDER OF BUSINESS

NOW THEREFORE, in consideration of the mutual benefits to be derived from joint participation in this Agreement, the parties agree as follows:

1. The foregoing recitals are true and correct and are hereby adopted, incorporated into, and made a part of this Agreement by reference, as if fully set forth herein.

2. The AGENCY agrees to coordinate directly with and compensate utility owners for any utility relocations associated with the PROJECT.

3. The AGENCY agrees that it will, within fourteen (14) calendar days after the execution of this agreement, furnish the DEPARTMENT with an advance deposit in the amount of $5,071,439.33 for full payment of the estimated PROJECT costs to be used to supplement the DEPARTMENT's construction contract for **locally funded project number #430848-1-52-04 and 430848-1-62-02 as detailed in Exhibit B.** The advance deposit shall be the total estimated PROJECT cost plus allowances including Construction Engineering Inspections services, utility reimbursements and other contingency costs. The Department will utilize this deposit for payment of the costs of the PROJECT.

4. Should project modifications or changes to bid items occur that increase the AGENCY's share of total project costs, the AGENCY will be notified by the DEPARTMENT accordingly. The AGENCY agrees to provide, without delay, in advance of the additional work being performed, adequate funds to ensure that cash on deposit with the DEPARTMENT is sufficient to fully fund its share of the PROJECT. The DEPARTMENT shall notify the AGENCY as soon as it becomes apparent the actual costs will overrun the award amount. However, failure of the DEPARTMENT to notify the AGENCY shall not relieve the AGENCY from its obligation to pay for its full participation during the project and on final accounting as provided herein below. Funds due from the AGENCY during the project not paid within forty (40) calendar days from the date of the invoice are subject to an interest charge at a rate established pursuant to Section 55.03, Florida Statutes (F.S.).

5. The DEPARTMENT intends to have its final and complete accounting of all costs incurred in connection with the work performed hereunder within three hundred and sixty days (360) of final payment to the Contractor. The DEPARTMENT considers the project complete when the final payment has been made to the Contractor, not when the construction work is complete. All project cost records and accounts shall be subject to audit by a representative of the AGENCY for a period of three (3) years after final close out of the project. The AGENCY will be notified of the final cost. Both parties agree that in the event the final accounting of total project costs pursuant to the terms of this agreement is less than the total deposits to date, a refund of the excess will be made by the DEPARTMENT to the AGENCY. If the final accounting is not performed within three hundred and sixty (360) days, the AGENCY is not relieved from its obligation to pay.

6. In the event the final accounting of total project costs is greater than the total deposits to date, the AGENCY will pay the additional amount within forty (40) calendar days from the date of the invoice from the DEPARTMENT. The AGENCY agrees to pay interest at a rate as established pursuant to ***Section 55.03, F. S.***, on any invoice not paid within forty (40) calendar days until the invoice is paid.

7. All deposits shall be made payable to the Florida Department of Transportation:

   Florida Department of Transportation
   OOC-GAO, LFA Section
   605 Suwannee Street, MS 42B
   Tallahassee, FL 32399

8. All notices under the Agreement shall be directed to the following contact persons:

TO DEPARTMENT:

Brent Setchell, P.E.
District Drainage Design Engineer
Florida Department of Transportation
District One
801 N. Broadway Avenue
Bartow, FL 33830
863-519-2557 desk
863-608-0956 cell
Brent.Setchell@dot.state.fl.us

TO AGENCY:

John Kiernan
Board Chairman
Corkscrew Grove Stewardship District
10070 Daniels Interstate Court
Suite 200
Fort Myers, Florida 33913
239-226-2000 office
914-714-4289 cell
jkiernan@alicoinc.com

9. Failure of the AGENCY to deposit said amount shall be grounds for termination of this Agreement.

10. This Agreement shall continue in effect and be binding on the parties until the PROJECT is completed.

11. All tracings, plans, specifications, maps and/or reports prepared or obtained under this Agreement shall be considered works made for hire and shall become the property of the DEPARTMENT without restriction or limitation on their use.

12. The DEPARTMENT shall not be obligated or liable hereunder to any party other than the AGENCY. The AGENCY shall not be obligated or liable hereunder to any party other than the DEPARTMENT.

13. If any part of this Agreement shall be determined to be invalid or unenforceable by a court of competent jurisdiction or by any other legally constituted body having the jurisdiction to make such determination, the remainder of this Agreement shall remain in full force and effect provided that the part of this Agreement thus invalidated or declared unenforceable is not material to the intended operation of this Agreement.

14. This document incorporates and includes all prior negotiations, correspondence, conversations, agreements, or understandings applicable to the matters contained herein, and the parties agree that there are no commitments, agreements or understandings concerning the subject matter of this Agreement that are not contained in this document. Accordingly, it is agreed that no deviation from the terms hereof shall be predicated upon any prior representations or agreements whether oral or written. It is further agreed that no modification, amendment or alteration in the terms or conditions contained herein shall be effective unless contained in a written document and executed by both parties.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

Remainder of this page intentionally left blank.

IN WITNESS WHEREOF, the AGENCY has caused this Agreement to be executed in its behalf through its Chairperson or its designee, as authorized by Resolution Number 2025-02, and the FLORIDA DEPARTMENT OF TRANSPORTATION has caused this Agreement to be executed in its behalf through its District Secretary or authorized designee: This Agreement shall become effective on:

October 27, 2025
Department to enter date.

CORKSCREW GROVE STEWARDSHIP DISTRICT

ATTEST	
BY:	BY: John E Kiernan Chairperson
Mary E. Molina PRINT NAME	John E Kiernan PRINT NAME
Assistant Sec. 10/24/2025 TITLE DATE	10/24/2025
LEGAL REVIEW: BY: 10/24/2025 DATE	

STATE OF FLORIDA DEPARTMENT OF TRANSPORTATION

ATTEST	
BY: Amanda	BY: Nicole Mills District One Secretary or Designee
Amanda Atejo PRINT NAME	Nicole Mills PRINT NAME
Admin Assistant 10.27.25 TITLE DATE	Director of Transportation Development Oct 27, 2025 TITLE DATE
	FLA. DEPT. OF TRANS. LEGAL REVIEW: BY: APPROVED AS TO FORM AND LEGALITY DON CONWAY, SENIOR ATTORNEY FDOT

Exhibit B
Cost Breakdown

	Financial Responsibility	Estimated Cost	Financial Project ID (FPID)
Construction Cost Addition*	AGENCY	$4,492,439.33	430848-1-52-04
Construction Engineering Inspection (CEI) Services (External)	AGENCY	$579,000.00	430848-1-62-02
Construction Engineering Inspection (CEI) Services (Internal)	DEPARTMENT	$20,000.00	430848-1-61-02
Utility Relocation Reimbursement	AGENCY	TBD	Paid to Utility Owner
Total AGENCY Cost		$5,071,439.33	

*Construction costs consist of $4,886,439.33 less the estimated $394,000 savings from the wildlife fencing deletion totaling $4,492,439.33.

RESOLUTION 2025-02

A RESOLUTION OF THE BOARD OF SUPERVISORS OF THE CORKSCREW GROVE STEWARDSHIP DISTRICT DESIGNATING A CHAIRMAN, A VICE CHAIRMAN, A SECRETARY, AND ASSISTANT SECRETARIES OF THE DISTRICT, AND PROVIDING FOR AN EFFECTIVE DATE.

WHEREAS, the Corkscrew Grove Stewardship District (the "District") is a local unit of special-purpose government created and existing pursuant to Chapter 2025-237, Laws of Florida, and Chapter 189, Florida Statutes, being situated entirely within Collier County, Florida; and

WHEREAS, the Board of Supervisors of the District desires to appoint the below-recited persons to the offices specified.

NOW, THEREFORE, BE IT RESOLVED BY THE BOARD OF SUPERVISORS OF THE CORKSCREW GROVE STEWARDSHIP DISTRICT:

SECTION 1. John Kiernan is appointed Chairman.

SECTION 2. James Sampel is appointed Vice Chairman.

SECTION 3. Lynne Mullins is appointed Secretary.

Mary Molina is appointed Assistant Secretary.

David Kemeny is appointed Assistant Secretary.

Jennifer Walden is appointed Assistant Secretary.

——— is appointed Assistant Secretary.

SECTION 4. This Resolution shall become effective immediately upon its adoption.

PASSED AND ADOPTED this 4th day of August, 2025.

ATTEST:

CORKSCREW GROVE STEWARDSHIP DISTRICT

Lynne Mullins

Secretary/Assistant Secretary

[signature]

Chairman/ Vice Chairman, Board of Supervisors

RESOLUTION 2025-10

A RESOLUTION OF THE BOARD OF SUPERVISORS OF THE CORKSCREW GROVE STEWARDSHIP DISTRICT AUTHORIZING THE CHAIRPERSON TO TAKE THE NECESSARY ACTIONS TO AWARD CERTAIN CONTRACTS, AGREEMENTS AND OTHER DOCUMENTS; AND PROVIDING AN EFFECTIVE DATE.

WHEREAS, the Corkscrew Grove Stewardship District ("District") was established pursuant to Chapter 2025-237, Laws of Florida ("Act"), and is validly existing under the Constitution and laws of the State of Florida for the purpose of planning, financing, constructing, operating and/or maintaining certain infrastructure; and

WHEREAS, the Act authorizes the District to adopt resolutions which may be necessary for the conduct of District business; and

WHEREAS, the District has a need to retain independent contractors to provide a variety of operational, maintenance, construction and other services within and around the District ("Services"); and

WHEREAS, the Board finds it necessary, for the efficient conduct of District business, that certain contracts, agreements and other documents, that do not exceed Fifty Thousand Dollars ($50,000.00), by and between the District and any contractor be processed in a timely fashion; and

WHEREAS, in order to expedite District business matters, the Board desires to authorize and delegate the necessary authority to the District Chairperson to review the proposals for Services and award contracts for Services to the most qualified contractors; and

WHEREAS, any contracts, agreements or other documents executed by the District Chairperson will be brought before the Board at its next regularly scheduled meeting for ratification purposes; and

WHEREAS, the Board determines this resolution is in the best interest of the District and is necessary for the efficient conduct of District business; the health, safety and welfare of the residents within the District; and the preservation of District assets and liabilities.

NOW, THEREFORE, BE IT RESOLVED BY THE BOARD OF SUPERVISORS OF THE CORKSCREW GROVE STEWARDSHIP DISTRICT:

SECTION 1. All of the representations, findings and determinations contained within the recitals stated above are recognized as true and accurate and are expressly incorporated into this Resolution.

SECTION 2. The Board hereby authorizes and delegates authority to the District Chairperson to take all actions necessary in order to award and execute contracts, agreements or other documents related to the engagement of contractors for Services; provided however, that the amounts of such contracts do not exceed Fifty Thousand Dollars ($50,000.00). Any contracts, agreements or other documents related to the engagement of contractors for Services that exceeds Fifty Thousand Dollars ($50,000.00) shall be submitted to the Board for consideration at a regularly scheduled and publicly noticed Board meeting.

SECTION 3. Any such contracts, agreements and other documents executed by the District Chairperson shall be ratified by the Board at its next publicly noticed meeting.

SECTION 4. This Resolution shall become effective upon its passage and shall remain in effect unless rescinded or repealed.

PASSED AND ADOPTED this 4th day of August, 2025.

ATTEST:

Lynne Mullins

Secretary/Assistant Secretary

CORKSCREW GROVE STEWARDSHIP DISTRICT

Chairperson/Vice Chairperson

CORKSCREW GROVE
STEWARDSHIP DISTRICT

MINUTES
ORGANIZATIONAL MEETING

FIRST ORDER OF BUSINESS — **Roll Call to Confirm a Quorum**

The Organizational Meeting for the Horse Trials Community Development District was called to order on Monday, August 4, 2025, at 2:02 p.m. and was held at Collier Enterprises, located at 1020 Sanitation Road, Immokalee, FL, 34142.

Board Members listed below constituted a quorum.

John Kiernan	Seat 1
James Sampel	Seat 2
Mary Molina	Seat 3
David Kemeny	Seat 4
Glenn Blake	Seat 5

Also present were:

Lynne Mullins	PFM	
Kevin Plenzler	PFM	(via phone)
Blake Firth	PFM	(via phone)
Amanda Lane	PFM	(via phone)
Johnathan Johnson	Kutak Rock	
Mitch Hutchcraft	Alico Inc.	(via phone)
Misty Taylor	BMO	
Josh Evans		
Misty Smith	IWSD	
Sarah Catala	IWSD	

SECOND ORDER OF BUSINESS — **Public Comment Period**

There were no public comments at this time.

THIRD ORDER OF BUSINESS — **Affidavit(s)**

FOURTH ORDER OF BUSINESS — **Administration of the Oath of Office to New Members of the Board of Supervisors**

Ms. Mullins noted that the new members of the Board were sworn in prior to the start of the meeting, except for Mr. Kemeny. He will be sworn in at a later date.

FIFTH ORDER OF BUSINESS — **Overview of the Florida "Government in the Sunshine" Regulations and other Board Member Responsibilities**

- **Statement of Financial Interest, Form 1**
- **Board Member Compensation**
- **Ethics Training**

Ms. Mullins reviewed the Florida Sunshine Laws, Public Record Laws, and Board Member responsibilities. She noted that there are Board of Supervisor emails available should the Board choose to use them, instead of their personal emails. She recommended keeping a Corkscrew Grove folder for all District communication in case of any public records requests. She reviewed email etiquette as it relates to the Florida Sunshine Law.

Ms. Mullins noted the Board has 30 days to complete the Form 1, which is a general financial reporting form.

Mr. Johnson gave an overview of the Form 1.

Ms. Mullins noted that the Board is required to complete 4 hours of Ethics Training, which is due by December 31st each year. Free online training is available, and links will be sent to the Board. This is noted on next year's Form 1.

Mr. Johnson reviewed possible public records requests and how to proceed if the Board receives them. Any requests should be sent to District Management. If there are any topics for discussion, email those to Ms. Mullins to be placed on the Board Meeting's agenda.

Mr. Johnson reviewed the insurance requirements and indemnification.

Ms. Mullins reviewed Board compensation. The Board is eligible to collect $200.00 per meeting. Mr. Kiernan waived his right to compensation. Ms. Molina waived her right to compensation. Mr. Blake waived his right to compensation. Mr. Sampel waived his right to compensation. Mr. Kemeny waived his right to compensation.

SIXTH ORDER OF BUSINESS — **Administrative Matters**

Consideration of Resolution 2025-01, Canvassing and Certifying the Results of the Landowner's Election

Ms. Mullins reviewed the results of the Landowner's Election.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-01, Canvassing and Certifying the Results of the Landowner's Election.

SEVENTH ORDER OF BUSINESS — **Consideration of Resolution 2025-02, Designating Officers**

Ms. Mullins gave an overview of the recommended slate of Officers. She recommended Mr. Kiernan as Chair, Mr. Sampel as Vice Chair, Ms. Mullins as Secretary, and all others as Assistant Secretaries.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-02, Designating Officers.

EIGHTH ORDER OF BUSINESS — **Consideration of Resolution 2025-03, Designating Treasurer and Assistant Treasurer(s)**

Ms. Mullins gave an overview of the recommended Treasurer and Assistant Treasurers. She recommended Ms. Glasgow, from PFM, as Treasurer and Ms. Lane, Ms. Griffith, Mr. Montejano, and Ms. Champagne as Assistant Treasurers. These positions help facilitate items on an everyday basis for the District.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-03, Designating Treasurer and Assistant Treasurer(s).

NINTH ORDER OF BUSINESS — **Consideration of Resolution 2025-04, Appointing District Manager**
- **District Management Agreement**
- **Financial Advisory Agreement**

Ms. Mullins noted that PFM has been appointed the District Manager for an annual fee of $5,000. She noted the agreement has been signed and reviewed by Mr. Hutchcraft.

Mr. Plenzler gave an overview the PFM Financial Advisors Agreement.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-04, Appointing District Manager.

TENTH ORDER OF BUSINESS — **Consideration of Resolution 2025-05, Appointing District Counsel**
- **District Counsel Retainer Letter**
- **District Counsel Agreement**

Ms. Mullins noted this is for Kutak Rock's District Counsel services and their cost is based on an hourly basis.

Mr. Johnson thanked the Board for the opportunity and noted the District Counsel's office focuses on special Districts.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-05, Appointing District Counsel.

ELEVENTH ORDER OF BUSINESS — **Consideration of Resolution 2025-06, Designating Primary & Local Records Office**

Ms. Mullins stated that District Management is recommending the PFM office as the primary administrative office, Collier County as the principal headquarters for establishing proper venue, and 1020 Sanitation Road, Immokalee, FL, 34142 as the local records office. She noted that records will be kept at PFM, but there must be a local records office available in Collier County. She will provide the records via zip drive.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-06, Designating Primary & Local Records Office.

TWELFTH ORDER OF BUSINESS — **Consideration of Resolution 2025-07, Designating Registered Agent & Office**

Ms. Mullins stated District Staff is recommended she be the Registered Agent and her office as the District's Registered Office.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-07, Designating Registered Agent & Office.

THIRTEENTH ORDER OF BUSINESS **Consideration of Resolution 2025-08, Appointing Interim District Engineer**

- **Interim District Engineer Agreement**

Ms. Mullins noted this agreement is with J.R. Evans Engineering Inc. as Interim District Engineer while the District goes through the RFQ process. The Board reviewed the rate of services.

Mr. Evans noted he has worked on many interim engineering projects in the past.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-08, Appointing Interim District Engineer.

FOURTEENTH ORDER OF BUSINESS **Authorization of RFQ for District Engineering Services under the CCNA**

Ms. Mullins gave an overview of the ad that will be published to start the process of selecting a District Engineer and reviewed the Competitive Selection Criteria that the Board will use to make that decision. She also gave an overview of the CCNA process.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District authorized the RFQ for District Engineering Services under the CCNA.

FIFTEENTH ORDER OF BUSINESS **Consideration of Resolution 2025-09, Authorizing the Chair and Vice Chair to Execute Conveyance Documents**

Mr. Johnson gave an overview of the resolution and noted this sets up delegation for the Chair and Vice Chair to execute Conveyance Documents when needed.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-09, Authorizing the Chair and Vice Chair to Execute Conveyance Documents.

SIXTEENTH ORDER OF BUSINESS **Consideration of Resolution 2025-10, Delegating Authority to Chairman to Execute Certain Contracts, Agreements, and Other Documents**

Ms. Mullins noted that within this resolution is also setting the threshold limit of $50,000 in order for

efficient business to be conducted outside of meetings.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-10, Delegating Authority to Chairman to Execute Certain Contracts, Agreements, and Other Documents.

SEVENTEENTH ORDER OF BUSINESS Designation of Meetings and Hearing Dates

Consideration of the Establishment of Auditor Selection Committee

Ms. Mullins recommended having the Board Members be the Auditor Selection Committee, but they are free to choose whom they want. Ms. Mullins reviewed the process for the ASC and selecting an auditor.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved the Establishment of the Auditor Selection Committee.

EIGHTEENTH ORDER OF BUSINESS **Consideration of Resolution 2025-11, Adopting Annual Meeting Schedule Fiscal Year 2024-2025**

Ms. Mullins noted this was the only meeting held in the Fiscal Year 2024-2025, as October 1 starts the new Fiscal Year.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-11, Adopting Annual Meeting Schedule Fiscal Year 2024-2025.

NINTEENTH ORDER OF BUSINESS **Consideration of Resolution 2025-12, Adopting an Annual Meeting Schedule for FY 2025-2026**

Ms. Mullins noted there needs to be meetings to hold Public Hearings and adopt budgets. The Board agreed to hold a meeting on October 30, 2025, at 1:00 p.m.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-12, Adopting an Annual Meeting Schedule for FY 2025-2026.

TWENTIETH ORDER OF BUSINESS **Consideration of Resolution 2025-13, Approving FY 2025 Budget & Setting Hearing**

Ms. Mullins gave an overview of the budget and noted the Public Hearing will be held on October 30, 2025, at 1:00 p.m.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-13, Approving FY 2025 Budget and Setting Hearing for October 30, 2025, at 1:00 p.m.

TWENTY FIRST ORDER OF BUSINESS — **Consideration of Resolution 2025-14, Approving FY 2026 Budget & Setting Hearing**

Ms. Mullins gave an overview of the resolution. She noted it will be for next year's Developer funded budget.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-14, Approving FY 2026 Budget & Setting Hearing for October 30, 2025, at 1:00 p.m.

TWENTY SECOND ORDER OF BUSINESS — **Consideration of Fiscal Year 2024-2025 Budget Funding Agreement**

Ms. Mullins stated this agreement is with Alico, Inc., to fund the O&M budget.

Mr. Johnson recommended approving in substantial form.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved the Fiscal Year 2024-2026 Budget Funding Agreement, in substantial form.

TWENTY THIRD ORDER OF BUSINESS — **Consideration of Resolution 2025-15, Setting Hearing on Rules of Procedure**

a. Rules of Procedure
b. Note of Rule Development
c. Notice of Rulemaking

Ms. Mullins noted this item will be tabled.

TWENTY FOURTH ORDER OF BUSINESS — **Consideration of Resolution 2025-16, Setting Uniform Method Hearing**

Ms. Mullins noted the District has decided to use the Uniform Method for assessments. This will take place at the Public Hearing.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-16, Setting Uniform Method Hearing on October 30, 2025, at 1:00 p.m.

TWENTY FIFTH ORDER OF BUSINESS — **<u>Other Organizational Matters</u>**

Consideration of Resolution 2025-17, Setting Legal Defense Policy

Ms. Mullins stated this is to provide indemnification and legal support to all members of the Board, District Officers, and District Staff.

Mr. Johnson gave an overview.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-17, Setting Legal Defense Policy.

TWENTY SIXTH ORDER OF BUSINESS **Authorization to Obtain (General Liability and) Public Officers Insurance**

Ms. Mullins recommended EGIS for the insurance carrier as they service 95% of District Management's clients. She requested authorization for the Chair to execute outside of a meeting.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Authorization to Obtain General Liability and Public Officers Insurance, and authorized the Chair to execute.

TWENTY SEVENTH ORDER OF BUSINESS **Consideration of Resolution 2025-18, Designating Public Comment Period**

Ms. Mullins reviewed the Public Comment Period Policy.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-18, Designating Public Comment Period.

TWENTY EIGHTH ORDER OF BUSINESS **Consideration of Resolution 2025-19, Adopting Records Retention Schedule**

Ms. Mullins noted this resolution appoints the Secretary of the District as the District's Records Custodian. She gave an overview of the resolution as it relates to the District's records. She also appointed herself as the Records Management Liaison Officer.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-19, Adopting Records Retention Schedule.

TWENTY NINTH ORDER OF BUSINESS **Consideration of Resolution 2025-20, Adoption of Travel Reimbursement Policy**

Mr. Johnson gave an overview of the policy.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-20, Adoption of Travel Reimbursement Policy.

THIRTIETH ORDER OF BUSINESS **Consideration of Resolution 2025-21, Adoption of Prompt Payment Policies**

Ms. Mullins gave an overview of the policies and noted that payment from the District is due 45 days from when it is received.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-21, Adoption of Prompt Payment Policies.

THIRTY FIRST ORDER OF BUSINESS **Consideration of Resolution 2025-22, Authorizing Notice of Establishment**

Ms. Mullins noted this the District is required to file a Notice of Establishment within 30 days after the effective ordinance and this resolution ratifies those actions.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-22 and ratified the Notice of Establishment.

THIRTY SECOND ORDER OF BUSINESS **Consideration of Agreement between the District and VGlobalTech for Website Services**

Ms. Mullins gave an overview of the agreement and what is included, including ADA compliance. She reviewed the costs associated with the agreement and noted that it is for a total cost of $6,420.00 for the first year. She requested authorization for the Chair to execute outside of a meeting.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved the Agreement between the District and VGlobalTech for Website Services.

THIRTY THIRD ORDER OF BUSINESS **Consideration of Resolution 2025-23, Authorizing Execution of Public Depositor Report**

Ms. Mullins gave an overview of the resolution.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-23, Authorizing Execution of Public Depositor Report.

THIRTY FOURTH ORDER OF BUSINESS — **Consideration of Resolution 2025-24, Authorization to Establish Checking Account and Designation of Authorized Signatories for Operating Account(s)**

Ms. Mullins recommended moving forward with Valley National Bank and noted there are no fees associated with the accounts and they earn 4-5% interest. This also authorizes the signatories for the accounts.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-24, Authorization to Establish Checking Account and Designation of Authorized Signatories for Operating Account.

THIRTY FIFTH ORDER OF BUSINSS — **Consideration of Resolution 2025-25, Authorizing the Disbursement of Funds**

Ms. Mullins gave an overview of the resolution and noted for non-continuing expenses it authorizes the District Manager to approve items up to $5,000.00 and the District Manager in conjunction with the Chair to authorize items over $5,000.00.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-25, Authorizing the Disbursement of Funds.

THIRTY SIXTH ORDER OF BUSINESS — **Consideration of Resolution 2025-26, Adopting Investment Guidelines**

Ms. Mullins noted that the District has chosen to adopt the alternative investment guidelines and gave an overview of the resolution.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-26, Adopting Investment Guidelines.

THIRTY SEVENTH ORDER OF BUSINESS — **Consideration of Resolution 2025-27, Adopting Internal Controls Policy**

Ms. Mullins gave an overview of the resolution and noted this is to detect and prevent fraud, waste, and abuse.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-27, Adopting Internal Controls Policy.

THIRTY EIGHTH ORDER OF BUSINESS — **Consideration of Resolution 2025-28, Authorizing the Direct Purchases**

Ms. Mullins gave an overview of the resolution and noted that this allows for direct purchase of construction materials which provides a construction cost reduction for the District. She recommended appointing the District Engineer as the Purchasing Agent.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-28, Authorizing the Direct Purchase.

THIRTY NINTH ORDER OF BUSINESS **Consideration of Resolution 2025-29, Adopting Goals, Objectives, and Performance Measures and Standards**

Ms. Mullins gave an overview of the recommended goals, objectives, and performance measures and standards for the District. These can be changed as the Board decides. This is a requirement per Florida Statutes.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved Resolution 2025-29, Adopting Goals, Objectives, Performance Measures and Standards.

FORTIETH ORDER OF BUSINESS **Business Matters**

Consideration of Bond Counsel Agreement

Ms. Mullins noted this agreement is with Bryant Miller Olive, P.A.

Mr. Hutchcraft noted there was a request for proposals and Bryant Miller Olive, P.A., was the recommended representative for the District.

Ms. Taylor introduced herself and gave an overview of the firm.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved the Bond Counsel Agreement.

FORTY FIRST ORDER OF BUSINESS **Consideration of Matters Regarding Future Immokalee Water and Sewer District Site**

Mr. Hutchcraft gave an overview. He noted a 40-acre site had been located for the water and sewer site. He requested authorization for the Chair to negotiate and execute, subject to a developer's agreement.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved the Future Immokalee Water and Sewer District Site and authorized the Chair to negotiate and execute the agreement.

FORTY SECOND ORDER OF BUSINESS **Consideration of Matters Relating to Immokalee Water and Sewer District Feasibility Studies**

Mr. Hutchcraft gave an overview. He noted the feasibility study has been completed and there is a recommended scenario to move forward. There will be a forthcoming agreement. He requested authorization for the Chair to negotiate and execute, subject to a developer's agreement.

Mr. Hutchcraft gave an overview. He noted the feasibility study has been completed and there is a recommended scenario to move forward. There will be a forthcoming agreement. He requested authorization for the Chair to negotiate and execute, subject to a developer's agreement.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved the Immokalee Water and Sewer District Feasibility Studies and authorized the Chair to negotiate and execute the agreement.

FORTY THIRD ORDER OF BUSINESS **Consideration of Matters Regarding Funding and Repayment of Wildlife Underpass**

Mr. Hutchcraft gave an overview of the agreement and funding. He noted this will go under State Road 82 that F.D.O.T will construct. He requested authorization for the Chair to negotiate and execute, subject to forthcoming agreements.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the Board of Supervisors for the Corkscrew Grove Stewardship District approved the Funding and Repayment of Wildlife Underpass and authorized the Chair to execute the agreements.

FORTY FOURTH ORDER OF BUSINESS **Other Business**

Staff Reports

District Counsel – No report.

District Manager – Ms. Mullins noted calendar meeting invites will be forthcoming and thanked the Board.

Interim Engineer – No report

FORTY FIFTH ORDER OF BUSINESS **Supervisors Requests and Audience Comments**

There were no further comments at this time.

FORTY SIXTH ORDER OF BUSINESS **Adjournment**

Ms. Mullins called for a motion.

ON MOTION by Mr. Kiernan, and second by Ms. Molina, with all in favor, the August 4, 2025, Board of Supervisors' meeting for the Corkscrew Grove Stewardship District was adjourned.

Secretary/Assistant Secretary

Chairman/ Vice Chairman